==============================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JANUARY 24, 1996



                             MAGNA GROUP, INC.
          (Exact name of registrant as specified in its charter)


       DELAWARE                    0-8234                  37-0996453
   (State or other            (Commission File          (I.R.S. Employer
   jurisdiction of                 Number)               Identification
    organization)                                            Number)


            ONE MAGNA PLACE
    1401 SOUTH BRENTWOOD BOULEVARD
          ST. LOUIS, MISSOURI                        63144-1401
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (314) 963-2500


==============================================================================

ITEM 5.      OTHER EVENTS

             In early January 1996, the Registrant learned that a St. Louis based computer leasing company had filed a Chapter 11 bankruptcy proceeding. The debtor in possession's filing indicates such company had borrowed monies from numerous banks, including $900,000 from Magna Bank, National Association, a wholly owned subsidiary of the Registrant, secured by assignments of leases. It also appears that such company engaged in numerous private placements and an affiliate engaged in one public offering. Magna Trust Company, a wholly owned subsidiary of Magna Bank, National Association, served as an indenture trustee for one public offering and Magna Bank, National Association served as an escrow agent for various private placements by such company. Based on the facts known to date, the Registrant does not believe it will sustain a material loss by virtue of these relationships.


                                 *   *   *

                                SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 1996

                                    MAGNA GROUP, INC.



                                    By: /s/ Ronald A. Buerges
                                        --------------------------------------
                                        Ronald A. Buerges, Senior Vice
                                        President and Acting Chief
                                        Financial Officer

                               EXHIBIT INDEX

Exhibit No.                     Description                       Page No.
-----------                     -----------                       --------
                                   NONE